United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934

January 16, 2007
(Date of Report)

China 3C Group
(Exact name of registrant as specified in its charter)

Nevada (State of incorporation)	000-28767 (Commission File Number)	88-0403070 (IRS Employer Identification No.)

368 HuShu Nan Road HangZhou City, Zhejiang Province, China (Address of principal executive offices)	310014 (Zip Code)

086-0571-88381700 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01 Regulation FD

Signature

Item 7.01 Regulation FD

This report may contain forward-looking statements.  All forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements.  The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: the uncertainty that the Company and its subsidiaries will achieve their short-term and long-term profitability and growth goals, uncertainties associated with market acceptance of and demand for the Company’s products and services, the impact of competitive products and pricing, the dependence on third-party suppliers and their pricing, the ability to meet product demand, the availability of funding sources, the exposure to market risks, uncertainties associated with the development of technology, changes in the law and in economic, political and regulatory environments, changes in management, the effectiveness of internal controls, and risks and factors described from time to time in reports and registration statements filed by the Company with the Securities and Exchange Commission. A more complete description of the Company’s business is provided in the Company’s most recent annual, quarterly and current reports, which are available from the Company without charge or at www.sec.gov.

The information contained in this Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

In a conference held on January 16, 2007, the Company disclosed the following during its presentation:

1.	The Company applied for listing on the American Stock Exchange.
2.
The Company’s current obligations concerning their “store in store” arrangements provide for the store which the products are sold to receive a varying percentage of sales, and are normally one to three years in duration.

3.	The Company will attempt to establish stand alone retail stores (average 3,000 square feet).
4.	Financial guidance for the fiscal year ended December 31, 2006: $181M, Revenues, $14.4M Net Income, and Earnings per Share of $.27.
5.	The Company believes it will have 2,000 employees, and achieve fifty percent (50%) increase in revenues from the sale of cell phones in 2007.
6.
The Company forecast that by 2010: expand operations to all of China; it will have operations in 4,000 stores and achieve revenues of $1B. To achieve these goals the Company believes it will grow 30% per year intrinsically and 50% via acquisitions. The Company anticipates that acquisitions will be achieved via cash from operations and outside financing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2007	China 3C Group

/s/ Zhenggang Wang
Zhenggang Wang, CEO